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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K/A
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 24, 1995

                     BURLINGTON NORTHERN RAILROAD COMPANY

            (exact name of registrant as specified in its charter)

Delaware                           1-6324                  41-6034000

(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                  File Number)            Identification No.)

3800 Continental Plaza, 777 Main Street, Fort Worth, Texas 76102

(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (817) 333-2000

(Former name or former address, if changed since last report)



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Item 5.   Other Events

Burlington Northern Railroad Company is a wholly owned subsidiary of Burlington Northern Inc. ("BNI"). On January 24, 1995 Burlington Northern Inc. issued a press release. A copy of the press release is attached hereto as Exhibit 99.1, which exhibit is incorporated by reference.

Supplemental joint proxy materials relating to its proposed merger with Santa Fe Pacific Corporation were mailed to shareholders on or about January 26, 1995. A copy of such supplemental proxy materials is attached hereto as Exhibit 99.2, attached hereto which exhibit is incorporated herein by reference.

Item 7(c).   Exhibits

Exhibit 99.1 -- Press Release of Burlington Northern Inc. dated January 24,
1995.

Exhibit 99.2 -- Supplemental Joint Proxy Materials.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        BURLINGTON NORTHERN
                                        RAILROAD COMPANY


                                        /s/ Douglas J. Babb
                                        -------------------
                                        Douglas J. Babb
                                        Vice President and
                                          General Counsel


Date:  January 26, 1995
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                                 EXHIBITS INDEX

Exhibits                                                          Sequentially
                                                                  Numbered Page

Exhibit 99.1    Press Release of Burlington Northern Inc. dated         --
                January 24, 1995.

Exhibit 99.2    Supplemental Joint Proxy Materials.

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